FOR IMMEDIATE RELEASE

Contact:

Rudy E. Schupp

Chief Executive Officer

(561) 616-3029

John Marino

President and Chief Financial Officer

(561) 616-3046

1st United Bancorp, Inc. Announces Underwriters’ Exercise of Over-Allotment Option

BOCA RATON, FLA.— April 12, 2011—1st United Bancorp, Inc. (“1st United”) (Nasdaq: FUBC), the holding company for 1st United Bank, a Florida chartered commercial bank, announced today that the underwriters for the recently completed public offering of 1st United common stock have exercised in full their over-allotment option to purchase an additional 750,000 shares of 1st United’s common stock.

A total of 5,750,000 shares of 1st United common stock were publicly offered and sold in the offering at a price of $6.50 per share, after giving effect to the sale of the shares being sold pursuant to the over-allotment option.

Stifel, Nicolaus & Company, Incorporated served as sole book-runner of the offering. Raymond James & Associates, Inc. served as co-manager.

About 1st United Bancorp, Inc.

1st United is a financial holding company headquartered in Boca Raton, Florida. 1st United’s principal subsidiary, 1st United Bank, is a Florida chartered commercial bank, which operates 15 branches in Southeast Florida, including Brevard, Broward, Indian River, Miami-Dade, and Palm Beach Counties. 1st United’s principal executive office and mailing address is One North Federal Highway, Boca Raton, FL 33432 and its telephone number is (561) 362-3435.

Forward Looking Statements

Any non-historical statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans and expectations that are subject to uncertainties and risks, which could cause 1st United’s future results to differ materially. The following factors, among others, could cause our actual results to differ: our ability to integrate the business and operations of companies and banks that we have acquired, and those that we may acquire in the future; the failure to achieve expected gains, revenue growth, and/or expense savings from future acquisitions; our need and our ability to incur additional debt or equity financing; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the accuracy of our financial statement estimates and assumptions, including the estimate of our loan loss provision; the effects of harsh weather conditions, including hurricanes, and man-made disasters; inflation, interest rate, market, and monetary fluctuations; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the frequency and magnitude of foreclosure of our loans; legislative and regulatory changes, including the Dodd-Frank Act; our ability to comply with the extensive laws and regulations to which we are subject; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; changes in securities and real estate markets; increased competition and its effect on pricing; technological changes; changes in monetary and fiscal policies of the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our periodic and other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this press release speak only as of the date of the press release, and 1st United assumes no obligation to update forward-looking statements or the reasons why actual results could differ.